CHARTER

OF

THE AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS

AS AMENDED AND RESTATED OCTOBER 3, 2007

  Darling International Inc.

DARLING INTERNATIONAL INC.

Audit Committee of the Board of Directors
CHARTER
(As Amended and Restated October 3, 2007)

PURPOSE

The primary purpose of the Audit Committee (the “Committee”) for Darling International Inc. (the “Company”) is to act on behalf of the Board of Directors (the “Board”) in fulfilling its responsibility to oversee (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent auditor’s qualifications and independence; (iv) the performance of the Company’s internal audit function and independent auditors; and (v) Company processes for the management of business/financial risk and for compliance with applicable legal, ethical and regulatory requirements.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the authority to retain and discharge outside counsel, auditors or other advisors at the Company’s expense to carry out its responsibilities hereunder.  The Committee shall have the sole authority to negotiate and approve any such fees and expenses and terms of engagement.  The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, compensation to any advisers employed by the Committee pursuant to this charter and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. The Committee shall have sole authority to retain, compensate, direct, oversee and terminate the Company’s independent auditors and any counsel, other auditors and other advisers hired to assist the Committee, who shall be accountable ultimately to the Committee.  The Board and the Committee are in place to represent the Company’s shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

The Committee shall review the adequacy of this Charter and conduct a performance evaluation of the Committee’s effectiveness in discharging its responsibilities hereunder on an annual basis.  Additionally, the Committee shall prepare an Audit Committee report, as required by the U.S. Securities and Exchange Commission (the “SEC”), to be included in the Company’s annual proxy statement.

MEMBERSHIP

The Committee shall be comprised of not less than three members of the Board, all of whom shall be independent, and the Committee’s composition will meet all of the requirements of the New York Stock Exchange (“NYSE”) or any other exchange upon which the Company may be listed relating to audit committees and the Sarbanes-Oxley Act of 2002 and any rules adopted by the SEC relating to audit committees.

Accordingly, each of the members of the Audit Committee must:

1.	Be a member of the Board of Directors;

2.
Satisfy the independence standards specified in Section 303A.02, 303A.06 and 303A.07 of the NYSE Listed Company Manual, Rule 10A-3 under the Securities Exchange Act of 1934, as amended, as such provisions may be revised or superseded and other applicable rules and regulations; and

3.	Be able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements.

In addition, at least one member of the Committee (i) must be financially sophisticated, in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, and (ii) must otherwise meet the criteria for an “audit committee financial expert” set forth in regulations promulgated by the SEC.

Each member of the Committee shall serve on no more than three audit committees of public companies, unless the Board determines that such simultaneous service would not impair the ability of the member to effectively serve on the Company’s Audit Committee.  Any such determination by the Board shall be disclosed in the Company’s next annual proxy statement or, if the Company does not file an annual proxy statement, in the Company’s next Form 10-K.

The Board will elect the members of the Committee at the Board Meeting that is held immediately after the Annual Meeting of the Stockholders of the Company (“Annual Board Meeting”).  Members shall continue to be members of the Committee until their successors as Committee members are elected and qualified or until their earlier death, incapacity, resignation or removal.  Any member may be removed by the Board, with or without cause, at any time.

The Chairman of the Committee shall be appointed from among the Committee members by, and serve at the pleasure of, the Board.  The Chairman shall preside at meetings of the Committee and shall have authority to convene meetings, set agendas for meetings, and determine the Committee’s information needs, except as otherwise provided by action of the Committee.  In the absence of the Chairman, the Committee shall select a temporary substitute from among its members to serve as chair of the meeting.

A majority of the members of the Committee shall constitute a quorum for a meeting and the affirmative vote of a majority of members present at a meeting at which a quorum is present shall constitute the action of the Committee.  The Board may remove or replace a member of the Committee at any time without cause.

Meetings

The Audit Committee shall meet at least on a quarterly basis, or more frequently as circumstances dictate.  The Audit Committee may ask members of management or others to attend meetings and to provide pertinent information as necessary.  As part of its role to foster open communication, the Audit Committee should meet at least annually with management and the outside auditors in separate executive sessions to discuss any matters that the Audit Committee believes should be discussed privately.  In addition, the Audit Committee or at a minimum its Chair should meet with the outside auditors and management quarterly to review the Company’s financial statements.  Meetings of the Audit Committee may be held telephonically.

Key Responsibilities

The Committee’s job is one of oversight and it recognizes that the Company’s management is responsible for preparing the Company’s financial statements and that the outside auditors are responsible for auditing those financial statements.  Additionally, the Committee recognizes that Company financial management, as well as the outside auditors, have more time, knowledge and detailed information regarding the Company’s financial affairs than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any special assurance as to the Company’s financial statements or any professional certification as to the outside auditor’s work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function.  These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

●
Consider and review with the outside auditors and management, in separate meetings to the extent appropriate: (a) the adequacy of the Company’s disclosure controls and procedures and internal controls, including computerized information system disclosure controls and procedures or controls and security; (b) all significant deficiencies in the design or operation of the Company’s internal controls and systems of financial accounting and financial controls which could adversely affect the Company’s ability to record, process, summarize and accurately report financial data; (c) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls; and (d) the related findings and recommendations of the outside auditors together with management’s responses.

●
Review and discuss with management and the outside auditors the accounting policies that may be viewed as critical, and review and discuss any significant changes in the accounting policies of the Company and any accounting and financial reporting proposals that may have a significant impact on the Company’s financial reports.  Meet separately with the outside auditors without any management member present to discuss whether management’s choices of accounting principles are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether those principles are common practices or are minority practices.

●
Review and discuss with management and the outside auditor (a) any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company and (b) any transactions or courses of dealing with parties related to the Company.

●	Meet separately, periodically, with management, with internal auditors (or other personnel responsible for the internal audit function) and with independent auditors.

●	Set clear hiring policies for employees or former employees of the independent auditors.

●
Prior to releasing any financial statements or comparable information to the public (including any earnings releases) or submitting financial statements, certifications regarding financial statements or internal controls, or related financial information to the SEC, including information discussing or analyzing the financial statements and financial information (such as Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K), (i) review the financial statements and related financial information with management and, if appropriate, the outside auditors to determine that management and the outside auditors are satisfied with the disclosures and content, (ii) discuss with the outside auditors the matters required to be discussed by Statement of Auditing Standards No. 61 or No. 71 (as such standards may be revised, replaced or supplemented), and (iii) to the extent that such discussions involve the Company’s Annual Report on Form 10-K to be filed with the SEC, make a recommendation to the Board regarding the inclusion of the audited financial statements.

●
Review with management and the outside auditor (or separately with the outside auditor as appropriate) the results of annual audits and related comments and any reports of the outside auditor with respect to interim periods, in consultation with the other Board committees as deemed appropriate, including:  (a) the outside auditor’s audit of annual financial statements, accompanying footnotes and its report thereon; (b) any significant changes required in the outside auditor’s audit plans; (c) any difficulties encountered during the course of the annual audit or the review with respect to interim periods, including any restrictions on the scope of the auditor’s activities or on access to requested information; (d) any significant disagreements with management; (e) any significant adjustments, management judgments and accounting estimates; and (f) other matters related to the conduct of the audit or review, which are to be communicated to the Audit Committee under Generally Accepted Auditing Standards.

●
Inquire of management and the outside auditors about significant risks or exposures and assess the steps management has taken to minimize such risks.  Oversee the Company’s policies with respect to risk assessment and risk management including the development and maintenance of an internal audit function to provide management and the Committee with ongoing assessments of the Company’s risk management processes and system(s) of internal control.  In discharging this responsibility, the Committee may choose to outsource this function to a third party service provider other than its independent auditor.  The Committee shall, at least annually, obtain and review a report by the independent auditor describing: (i) the firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditor and the listed company.  The Committee shall evaluate the auditor’s qualifications, performance and independence and present its conclusions with respect to the independent auditor to the full Board.

●
Prepare a report to be included in the Company’s annual proxy statement stating whether or not the Committee: (i) has reviewed and discussed the audited financial statements with management; (ii) has discussed with the outside auditors the matters required to be discussed by Statement of Auditing Standards  No. 61 and No. 90; (iii) has received the written disclosure and statement from the outside accountants (delineating all relationships they have with the Company) complying with Independence Standards Board Standard Number 1 as such standard may be revised, replaced or supplemented, and has discussed their independence with the outside auditors; and (iv) based on the review and discussions referred to above, the members of the Committee recommended to the Board that the audited financials be included in the Company’s Annual Report on Form 10-K for filing with the Commission.

●	Conduct an annual self-examination of the performance of the Committee, including its effectiveness in carrying out the Charter of the Committee.

The Committee must establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submissions by employees of concerns regarding “questionable” accounting or auditing matters.  Such procedures will be communicated to employees in the Company’s Code of Conduct, which will be appropriately published to employees, including by posting on the Company’s website.

The Committee will have the direct responsibility for the appointment, compensation, retention and oversight of the Company’s public accounting firms engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and any such accounting firm must report directly to the Committee.

The Committee shall:

–
Request annually from the outside auditors a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1 (as such standard may be revised, replaced or supplemented);

–	Discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor’s independence; and

–	Recommend that the Board take appropriate action to oversee the independence of the outside auditor.

Pre-Approved Audit and Non-Audit Services

Both audit and permitted non-audit services provided to the Company must be pre-approved by the Audit Committee.  The Committee may delegate the authority to grant pre-approvals to one or more of its members.  Decisions made by the delegate must be reviewed and approved by the full Audit Committee during its regularly scheduled meetings.  Approval of non-audit activities also must be disclosed to investors in the Company’s periodic reports.

Reporting to Shareholders

The Committee shall make available to shareholders a summary report on the scope of its activities.  This may be identical to the report that appears in the Company’s annual report.